Dryden Active Allocation Fund

THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.

Supplement dated October 7, 2005 to the
Prospectus dated November 23, 2
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	Effective September 2005, Jim Scott, Ph.D. is no longer
a portfolio manager of the Dryden Active Allocation Fund, a series of The Prudential Investment Portfolios, Inc. (the Fund). The following disclosure replaces the first paragraph on page
23 of the section of the prospectus entitled "How the Fund is Managed - Investment Advisers and Portfolio Managers":

Quantitative Management Associates LLC (QMA) is the subadviser to the Fund. QMA is a wholly-owned subsidiary of Prudential Investment Management, Inc. QMA manages equity and balanced portfolios for institutional and retail clients. As of June 30, 2005, QMA had approximately $46 billion in assets under management (including approximately $6 billion in assets for which QMA, as balanced manager, allocates to affiliated and unaffiliated managers). The address of QMA is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

QMA typically follows a team approach in the management of its portfolios. QMA uses a disciplined investment process based on fundamental data, driven by it quantitative investment models. QMA incorporates into its investment process insights gained from its original research and the seasoned judgment of its portfolio managers and analysts. The members of QMA's portfolio management team with primary responsibility for managing the Fund are listed below.

Margaret S. Stumpp, PhD is the Chief Investment Officer of QMA. Maggie is responsible for portfolio management and investment strategy for the Fund. She is portfolio manager for QMA's enhanced index equity portfolios for institutional investors and mutual fund clients. Maggie is extensively involved in quantitative research in asset allocation, security selection and portfolio construction for QMA. Previously, Maggie was employed by the AT&T Treasury department and by Price Waterhouse as a senior consultant. In both positions, she was responsible for providing expert testimony on economic and financial matters. She has published articles on finance and economics in numerous publications, including, The Financial Analysts Journal, The Journal of Portfolio Management, The Journal of Investment Management and Award Papers in Public Utility Economics. Maggie earned a BA cum laude with distinction in Economics from Boston University, and holds an AM and PhD in Economics from Brown University.

	Stacie L. Mintz is a Portfolio Manager for QMA. Stacie is responsible for portfolio management for the Fund. Stacie manages the overall asset allocation for several large pension plans. In addition, she manages several retail balanced portfolios and an institutional tax managed equity fund. Stacie started with the Prudential Asset Management Group in 1992 as a member of the Comptroller's Group. She joined QMA's predecessor in 1994 to work with the balanced management business. In 1997, she became a member of the QMA's Investment Committee. Stacie earned a BA in Economics from Rutgers University and an MBA in Finance from New York University.